UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2005

ARGON ST, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax Virginia 22033

(Address of principal executive offices)                    (Zip Code)

(703) 322-0881

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The registrant announced on July 8, 2005 that Donald F. Fultz, the registrant’s Chief Financial Officer, will resign effective July 9, 2005. The registrant also announced on July 8, 2005 that Victor F. Sellier, the registrant’s current Vice President, Business Operations and Secretary, will assume the additional duties of Chief Financial Officer upon Mr. Fultz’s departure. A copy of the press release announcing Mr. Fultz’s resignation and Mr. Sellier’s appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     Biographical and other information with respect to Mr. Sellier required by Item 5.02(c) of Form 8-K is contained in the registrant’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 31, 2005, and such information is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

  (c)  Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated July 8, 2005 announcing resignation of Donald F. Fultz and appointment of Victor F. Sellier as Chief Financial Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGON ST, INC.
Date: July 8, 2005	By:	/s/ Terry L. Collins Terry L. Collins Chairman, CEO and President